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                                                                   Exhibit 10.63

                       AMENDMENT NO. 2 TO AGENCY AGREEMENT

                  This Amendment No. 2 to Agency Agreement (this "Amendment") is made as of this 30th day of January, 2002, by and among: Quality Stores, Inc., a Delaware corporation, with a principal place of business at 455 E. Ellis Road, Muskegon, MI 49441 (the "Merchant"); Tractor Supply Company, a Delaware corporation, with a principal place of business at 320 Plus Park Blvd., Nashville, TN 37217 ("TSC"); Great American Group, a California corporation, with a principal place of business at One Parkway North Suite 520, Deerfield, IL 60015; Gordon Brothers Retail Partners, LLC, a Delaware limited liability company, with a principal place of business at 40 Broad Street, Boston, MA 02109; and DJM Asset Management LLC, a Delaware limited liability company, with a principal place of business located at 445 Broad Hollow Road, Melville, NY 11747 (collectively, the "Agent") (Merchant and Agent shall each be referred to herein as a "Party" or collectively as the "Parties")

                                    RECITALS:

         WHEREAS, on December 31, 2001, Merchant and Agent entered into an Agency Agreement which provides the Merchant and Agent with certain rights and obligations as expressly set forth therein, which Agency Agreement was amended by that certain Amendment No. 1 to Agency Agreement dated January 4, 2002 (as amended, the "Agreement"); and

         WHEREAS, Merchant and Agent desire to amend and modify the Agreement to, inter alia, and subject to the terms and conditions of this Amendment: (i) modify the procedure by which the Merchandise in the Warehouse will be counted;
(ii) provide for the (a) acceptance by Agent of certain of Merchant's gift certificates, and (b) reimbursement by Merchant of certain expenses incurred by Agent associated therewith; and (iii) provide for the (a) hiring by Merchant of certain additional Store-level employees to assist Agent in the Sale, and (b) reimbursement by Agent of certain expenses incurred by Merchant associated therewith.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Agent and Merchant agree as follows:

         Section 1. Incorporation of Terms. All terms that are defined in the Agreement shall have the same meaning herein, unless the same shall be expressly amended and modified by the terms of this Amendment.

         Section 2. Warehouse Merchandise. Section 4 of the Agreement shall be amended to provide that: (i) Merchant, and not RGIS, shall count the Merchandise in the Warehouse (hereinafter, the "Warehouse Merchandise"); (ii) Merchant shall count, at the Warehouse, the Warehouse Merchandise by keeping a record of all Warehouse Merchandise that is removed from the Warehouse and moved to a Closing Location during the period beginning on the day after the Closing Date and ending on the date that all Warehouse Merchandise is removed from the Warehouse (collectively, the "Transferred Warehouse Merchandise"); and (iii) one hundred percent (100%) of the perpetual cost basis of the Transferred Warehouse Merchandise, as reflected on Merchant's books and records, shall be used to determine the Uncounted Closing Location Actual Merchandise Value.
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         Section 3. Gift Certificates. Section 7.6 of the Agreement shall be amended to provide that: (i) during the Sale Term, Agent shall accept all of Merchant's gift certificates/gift cards purchased on or after November 1, 2001, excluding Merchant's ThankQ Cards (each, a "Qualifying Gift Certificate"); (ii) upon presentment for redemption by a customer, Agent shall sell Merchandise to all customers holding Qualifying Gift Certificates equal to the face value of the redeemed Qualifying Gift Certificate (such amount, a "Gift Certificate Expense"); and (iii) provided that Agent has presented to Merchant (in the manner provided below) a redeemed Qualifying Gift Certificate, as shall be determined by Merchant in Merchants' reasonable discretion, Merchant shall, within ten (10) business days of presentment, reimburse Agent for the Gift Certificate Expense associated with the redeemed Qualifying Gift Certificate.
Section 7.6 of the Agreement shall be further amended to provide that, during the Sale Term, Agent, as a condition to Merchant's obligation to reimburse Agent, shall regularly deliver to Merchant, c/o Tom Reinebach, 455 E. Ellis Road, Muskegon, Michigan 49443-3315, originals of all redeemed Qualifying Gift Certificates.

         Section 4.Employees. Sections 3 and 8 of the Agreement shall be amended to provide that: (i) Agent acknowledges that Merchant, during the Sale Term, has hired and shall hire additional Store-level employees to assist Agent in the Sale (each, an "Additional Employee"); (ii) Merchant has used and shall continue to use its existing administrative infrastructure in the hiring of the Additional Employees; (iii) pursuant to Sections 3.2 and 7.7 of the Agreement, Agent shall reimburse Merchant for all expenses incurred by Merchant in connection with the hiring and employment of the Additional Employees, which expenses shall be deemed "Expenses" under Section 3 of the Agreement; and (iv) in addition to the amounts set forth in Section 4(iii) above, Agent shall pay to Merchant the total sum of One Hundred Dollars ($100) times the number of Additional Employees, to be paid as follows: (X) within three (3) days of this Amendment, Agent shall pay to Merchant the sum of One Hundred Dollars ($100) times the number of Additional Employees hired by Merchant prior to the date of this Amendment, and (Y) on a weekly basis after the date of this Amendment, Agent shall pay to Merchant the sum of One Hundred Dollars ($100) times the number of Additional Employees hired by Merchant during each such succeeding week.

         Section 5.Miscellaneous.

         5.1 Entire Agreement. This Amendment, along with the Agreement, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby. Except as expressly amended or modified by the provisions of the Amendment, the Agreement shall remain in full force and effect between the Parties.

         5.2 Amendments. This Amendment may not be modified except in a written instrument executed by each of the Parties.

         5.3 Execution in Counterparts. This Amendment may be executed in two
(2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one agreement. This Amendment may be executed by facsimile, and such facsimile signature shall be treated as an original signature hereunder.
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                  IN WITNESS WHEREOF, Agent and Merchant hereby execute this
Amendment by their duly authorized representatives as of the day and year first written above.



                                    TRACTOR SUPPLY COMPANY

                                    By:    /s/ James F. Wright
                                       -----------------------------------------
                                    Name:  James F. Wright
                                         ---------------------------------------
                                    Title: President and Chief Operating Officer
                                          --------------------------------------

                                    GREAT AMERICAN GROUP

                                    By:    /s/ Benjamin L. Nortman
                                       -----------------------------------------
                                    Name:  Benjamin L. Nortman
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    GORDON BROTHERS RETAIL PARTNERS LLC

                                    By:    /s/ James Schaye
                                       -----------------------------------------
                                    Name:  James Schaye
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    DJM ASSET MANAGEMENT LLC

                                    By:    /s/ Andrew Graiser
                                       -----------------------------------------
                                    Name:  Andrew Graiser
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    QUALITY STORES, INC.

                                    By:    /s/ Peter D. Fitzsimmons
                                       -----------------------------------------
                                    Name:  Peter D. Fitzsimmons
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------